Exhibit 99.1

Media Contact: 843-981-8898 pr@benefitfocus.com Investor Relations: Doug Kuckelman 843-790-7460 ir@benefitfocus.com

Benefitfocus Announces Third Quarter 2022 Financial Results

Charleston, S.C. – November 7, 2022 – Benefitfocus, Inc. (NASDAQ: BNFT), an industry-leading cloud-based benefits administration technology company that serves employers, health plans and brokers, today announced its third quarter 2022 financial results:

Financial Highlights for the Third Quarter 2022:

•
Revenue of $56.2 million was within the guidance range of $55 million to $57 million.
•
Adjusted EBITDA of $5.7 million was at the high end of the guidance range of $4 million to $6 million.
•
GAAP net loss available to common stockholders was ($8.6) million, compared to ($19.7) million in the third quarter of 2021.
•
GAAP EPS was ($0.25) in the third quarter of 2022 and non-GAAP EPS was ($0.12).

Operational Highlights for the Third Quarter 2022:

•
Developed Advanced Engagement Services – a personalized, action-oriented communications solution that helps employers and health plans create a more connected and engaging benefits experience for employees.
•
Named as a 2022 BenefitsPRO Luminaries honoree in the Humanizing Benefits category. The BenefitsPRO Luminaries awards, which are determined by a panel of industry experts, celebrate top benefits professionals and organizations that strive to transform the benefits business and set an example within the industry.
•
Successfully established a $140 million senior secured credit facility and repurchased the majority of our outstanding convertible senior notes.

“I want to thank and recognize our team for their efforts and accomplishments during the third quarter. Our team continued to make progress against our plan – delivering on our financial commitments as well as building on the momentum underway with key client wins and strong improvement in sales activity. Additionally, our team rolled out new, innovative products for our customers and delivered our solutions with service excellence,” said Benefitfocus President and Chief Executive Officer, Matt Levin.

Third Quarter 2022 Financial Highlights

Revenue

•
Total revenue was $56.2 million, down approximately 9% compared to the third quarter of 2021.
•
Software services, which is comprised of both subscription and platform revenue, was $46.9 million, down 8% compared to the third quarter of 2021.
o
Subscription revenue was $41.2 million, down 8% compared to the third quarter of 2021.
o
Platform revenue was $5.6 million, down 8% compared to the third quarter of 2021.
•
Professional services revenue was $9.3 million, down 16% compared to the third quarter of 2021.

Net Loss

•
GAAP net loss was ($7.0) million, compared to ($18.1) million in the third quarter of 2021. GAAP net loss per share was ($0.25), based on ($8.6) million net loss available to common stockholders and 34.3 million basic and diluted weighted average common shares outstanding. This compares to GAAP net loss per share of ($0.59) for the third quarter of 2021, based on ($19.7) million net loss available to common stockholders and 33.4 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss, Adjusted EBITDA and Free Cash Flow

•
Non-GAAP net loss available to common stockholders was ($4.0) million for the third quarter of 2022, compared to ($6.3) million in the third quarter of 2021. Non-GAAP net loss per share was ($0.12) based on both 34.3 million basic and diluted weighted average common shares outstanding. This compares to non-GAAP net loss of ($0.19) in the third quarter of 2021, based on 33.4 million for both basic and diluted weighted average common shares outstanding.
•
Adjusted EBITDA was $5.7 million, compared to $6.7 million in the third quarter of 2021.
•
Cash provided by operations was $6.0 million and free cash flow was $7.8 million, compared to cash from operations of $5.6 million and $6.9 million of free cash flow in the third quarter of 2021.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

Cash and cash equivalents at September 30, 2022, totaled $55.1 million compared to $51.5 million at the end of second quarter 2022.

Recent Developments

On November 1, 2022, we issued a joint press release with Voya Financial, Inc. (“Voya”) announcing that the companies have entered into a definitive agreement (the “Merger Agreement”) for Voya to acquire Benefitfocus, subject to the terms and conditions set forth in the Merger Agreement.

Details regarding the Merger Agreement and the transactions contemplated by the Merger Agreement can be found in our amended Form 8-K filed with the SEC on November 4, 2022 and the joint press release issued by the Company and Voya on November 1, 2022.

Business Outlook

As a result of the proposed transaction with Voya, Benefitfocus is suspending financial guidance for the fourth quarter and full year 2022. As previously announced, Benefitfocus has cancelled its earnings conference call for the quarter ended September 30, 2022, that had originally been scheduled for November 7, 2022, at 5:00 p.m. ET.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) is a cloud-based benefits administration technology company committed to helping our customers, and the people they serve, get the most out of their health care and benefit programs. Through exceptional service and innovative SaaS solutions, we aim to be the safest set of hands for our customers helping to simplify the complexity of benefits administration while delivering an experience that engages people and unlocks the potential for better health and improved outcomes. Our mission is simple: to improve lives with benefits.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income/loss, net loss/income, net loss/income per common share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income/loss, net loss/income and net loss/income per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, expense related to the impairment of goodwill, intangible assets and long-lived assets, gain or loss on extinguishment of debt, change in fair value of contingently returnable consideration and costs not core to our business.

We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense; transaction and acquisition-related costs expensed; restructuring costs; impairment of goodwill, intangible assets and long-lived assets; gain or loss on extinguishment of debt; other costs not core to our business; loss on settlement of lawsuits; and changes in fair value of contingently returnable consideration. We define free cash flow as cash provided by or used in operating activities less capital expenditures, adjusted to eliminate cash paid for restructuring costs. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our need to increase sales and achieve consistent GAAP profitability; fluctuations in our financial results; our ability to maintain our culture and retain qualified personnel; our ability to compete effectively and implement our growth strategy; our reliance on channel relationships; market developments and opportunities; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; the immature and volatile nature of the market for our products and services; privacy; security and other risks associated with our business; volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and war in Ukraine; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$56,190	$62,026	$174,002	$187,993
Cost of revenue(1)(2)	29,864	31,247	88,845	87,870
Gross profit	26,326	30,779	85,157	100,123
Operating expenses:(1)(2)(3)
Sales and marketing	10,029	12,669	30,596	34,481
Research and development	12,376	11,062	35,782	32,997
General and administrative	10,455	12,156	33,261	35,589
Impairment of lease right-of-use assets	–	–	1,769	4,003
Change in fair value of contingently returnable consideration	–	–	(719)	–
Restructuring costs	–	–	1,006	4,127
Total operating expenses	32,860	35,887	101,695	111,197
Loss from operations	(6,534)	(5,108)	(16,538)	(11,074)
Other income (expense):
Interest income	223	52	307	163
Interest expense	(2,918)	(5,556)	(7,876)	(16,757)
Gain (loss) on repurchase of convertible senior notes	1,930	(7,520)	1,930	(7,520)
Other income	362	120	844	142
Total other expense, net	(403)	(12,904)	(4,795)	(23,972)
Loss before income taxes	(6,937)	(18,012)	(21,333)	(35,046)
Income tax expense	49	42	94	125
Net loss	(6,986)	(18,054)	(21,427)	(35,171)
Preferred dividends	(1,600)	(1,600)	(4,800)	(4,800)
Net loss available to common stockholders	$(8,586)	$(19,654)	$(26,227)	$(39,971)
Comprehensive loss	$(6,986)	$(18,054)	$(21,427)	$(35,171)

Net loss per common share:
Basic and diluted	$(0.25)	$(0.59)	$(0.77)	$(1.21)
Weighted-average common shares outstanding:
Basic and diluted	34,279,464	33,354,624	33,937,778	32,978,394

(1) Stock-based compensation included in above line items:
Cost of revenue	$648	$511	$1,852	$1,475
Sales and marketing	916	963	2,662	2,470
Research and development	752	589	1,766	1,210
General and administrative	1,902	2,532	4,442	5,339

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$610	$332	$1,842	$1,005
Sales and marketing	127	78	400	231
Research and development	236	110	685	336
General and administrative	100	48	292	133

(3) Transaction and acquisition-related costs expensed included in above line items:
General and administrative	$19	$80	$115	$240

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2022	As of December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$55,124	$31,001
Marketable securities	–	37,049
Accounts receivable, net	27,598	16,491
Contract, prepaid and other current assets	18,307	27,615
Total current assets	101,029	112,156
Property and equipment, net	24,728	27,202
Financing lease right-of-use assets	48,445	56,474
Operating lease right-of-use assets	615	774
Intangible assets, net	17,915	21,134
Goodwill	34,237	34,237
Deferred contract costs and other non-current assets	6,744	8,864
Total assets	$233,713	$260,841
Liabilities, redeemable preferred stock and stockholders' deficit
Current liabilities:
Accounts payable	$6,064	$10,565
Accrued expenses	7,552	9,451
Accrued compensation and benefits	15,208	16,411
Deferred revenue, current portion	30,443	27,756
Long-term debt, current portion	5,186	–
Lease liabilities and financing obligations, current portion	6,607	7,378
Contingent consideration	–	675
Total current liabilities	71,060	72,236
Deferred revenue, net of current portion	2,364	2,377
Convertible senior notes	6,836	107,281
Long-term debt, net of current portion	105,349	–
Lease liabilities and financing obligations, net of current portion	72,581	75,758
Other non-current liabilities	392	313
Total liabilities	258,582	257,965
Commitments and contingencies
Redeemable preferred stock:
Series A preferred stock, par value $0.001, 5,000,000 shares authorized, 1,777,778 and 1,777,778 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively, liquidation preference $45 per share as of September 30, 2022 and December 31, 2021, respectively	79,193	79,193
Stockholders' deficit:
Common stock, par value $0.001, 95,000,000 shares authorized, 34,392,269 and 33,460,545 issued and outstanding at September 30, 2022 and December 31, 2021, respectively	34	33
Additional paid-in capital	384,886	431,874
Accumulated deficit	(488,982)	(508,224)
Total stockholders' deficit	(104,062)	(76,317)
Total liabilities, redeemable preferred stock and stockholders' deficit	$233,713	$260,841

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net loss	$(21,427)	$(35,171)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	19,955	18,976
Stock-based compensation expense	10,722	10,494
Accretion of interest on convertible senior notes	507	8,590
Interest accrual on finance lease liabilities	19	3,259
Rent expense less than payments	(82)	(41)
Change in fair value of contingently returnable assets	(719)	–
Non-cash accretion income from investments	29	741
Amortization of debt issuance costs	58	–
Impairment or loss on disposal of right-of-use assets and property and equipment	1,769	4,074
(Gain) loss on extinguishment of debt	(1,930)	7,520
Changes in operating assets and liabilities:
Accounts receivable, net	(11,107)	1,872
Accrued interest on investments	284	161
Contract, prepaid and other current assets	9,591	4,009
Deferred costs and other non-current assets	2,493	1,238
Accounts payable and accrued expenses	(5,696)	6,960
Accrued compensation and benefits	(1,203)	(2,136)
Deferred revenue	2,674	(3,441)
Other non-current liabilities	80	191
Net cash provided by operating activities	6,017	27,296
Cash flows from investing activities
Purchases of investments held-to-maturity	–	(91,361)
Proceeds from short-term investments held-to-maturity	–	100,588
Maturities of investments available-for-sale	22,045	–
Sales of investments available-for-sale	14,691	–
Business combination, net of cash acquired	(500)	–
Purchases of property and equipment	(6,116)	(7,454)
Net cash provided by investing activities	30,120	1,773
Cash flows from financing activities
Proceeds from long-term debt	112,000	–
Repurchase of convertible senior notes	(111,628)	(98,678)
Payments of debt issuance costs	(1,841)	–
Cancellation of convertible senior notes capped call hedge	6	98
Payments of preferred dividends	(4,800)	(4,800)
Proceeds from contingently returnable consideration	879	–
Payments of contingent consideration	(675)	–
Proceeds from exercises of stock options and ESPP	58	322
Payments on financing obligations	(327)	(226)
Payments of principal on finance lease liabilities	(5,686)	(3,902)
Net cash used in financing activities	(12,014)	(107,186)
Net increase (decrease) in cash and cash equivalents	24,123	(78,117)
Cash and cash equivalents, beginning of period	31,001	90,706
Cash and cash equivalents, end of period	$55,124	$12,589

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$–	$945
Debt issuance costs included in accounts payable and accrued expenses	$53	$–

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$26,326	$30,779	$85,157	$100,123
Amortization of acquired intangible assets	610	332	1,842	1,005
Stock-based compensation expense	648	511	1,852	1,475
Total net adjustments	1,258	843	3,694	2,480
Non-GAAP gross profit	$27,584	$31,622	$88,851	$102,603

Reconciliation from Operating Loss to Non-GAAP Operating (Loss) Income:
Operating loss	$(6,534)	$(5,108)	$(16,538)	$(11,074)
Amortization of acquired intangible assets	1,073	568	3,219	1,705
Stock-based compensation expense	4,218	4,595	10,722	10,494
Transaction and acquisition-related costs expensed	19	80	115	240
Impairment of lease right-of-use assets	—	—	1,769	4,003
Change in fair value of contingently returnable consideration	—	—	(719)	—
Costs not core to our business	1,171	542	5,926	4,140
Total net adjustments	6,481	5,785	21,032	20,582
Non-GAAP operating (loss) income	$(53)	$677	$4,494	$9,508

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(6,986)	$(18,054)	$(21,427)	$(35,171)
Depreciation	2,958	3,615	9,456	10,682
Amortization of software development costs	2,462	2,268	7,280	6,589
Amortization of acquired intangible assets	1,073	568	3,219	1,705
Interest income	(223)	(52)	(307)	(163)
Interest expense	2,918	5,556	7,876	16,757
Income tax expense	49	42	94	125
Stock-based compensation expense	4,218	4,595	10,722	10,494
Transaction and acquisition-related costs expensed	19	80	115	240
Impairment of lease right-of-use assets	—	—	1,769	4,003
Change in fair value of contingently returnable consideration	—	—	(719)	—
Restructuring costs	—	—	1,006	4,127
(Gain) loss on repurchase of convertible senior notes	(1,930)	7,520	(1,930)	7,520
Costs not core to our business	1,171	542	5,926	4,140
Total net adjustments	12,715	24,734	44,507	66,219
Adjusted EBITDA	$5,729	$6,680	$23,080	$31,048

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(6,986)	$(18,054)	$(21,427)	$(35,171)
Amortization of acquired intangible assets	1,073	568	3,219	1,705
Stock-based compensation expense	4,218	4,595	10,722	10,494
Transaction and acquisition-related costs expensed	19	80	115	240
Impairment of lease right-of-use assets	—	—	1,769	4,003
Change in fair value of contingently returnable consideration	—	—	(719)	—
(Gain) loss on repurchase of convertible senior notes	(1,930)	7,520	(1,930)	7,520
Costs not core to our business	1,171	542	5,926	4,140
Total net adjustments	4,551	13,305	19,102	28,102
Non-GAAP net loss	$(2,435)	$(4,749)	$(2,325)	$(7,069)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(2,435)	$(4,749)	$(2,325)	$(7,069)
Preferred dividends	(1,600)	(1,600)	(4,800)	(4,800)
Non-GAAP net loss available to common stockholders	$(4,035)	$(6,349)	$(7,125)	$(11,869)

Weighted average shares outstanding - basic and diluted	34,279,464	33,354,624	33,937,778	32,978,394

Shares used in computing non-GAAP net loss per share - basic and diluted	34,279,464	33,354,624	33,937,778	32,978,394
Non-GAAP net loss per common share - basic and diluted	$(0.12)	$(0.19)	$(0.21)	$(0.36)

Reconciliation of Cash Flows from Operations to Free Cash Flow:
Net cash and cash equivalents provided by operating activities	$9,716	$9,369	$6,017	$27,296
Purchases of property and equipment	(2,205)	(2,971)	(6,116)	(7,454)
Cash paid for restructuring costs	262	502	1,566	1,886
Total net adjustments	(1,943)	(2,469)	(4,550)	(5,568)
Free Cash Flow	$7,773	$6,900	$1,467	$21,728